Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Buffer ETF – March

FT Vest U.S. Equity Deep Buffer ETF – March

FT Vest Nasdaq-100® Buffer ETF – March

FT Vest Emerging Markets Buffer ETF – March

FT Vest International Equity Moderate Buffer ETF – March

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – March

FT Vest U.S. Equity Moderate Buffer ETF – March

FT Vest U.S. Equity Equal Weight Buffer ETF – March

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated March 23, 2026

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On March 20, 2026, each Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of March 23, 2026. The new Target Outcome Period will end on March 19, 2027. The cap for each Fund for the Target Outcome Period beginning on March 23, 2026 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Buffer ETF – March (FMAR)	17.17%	16.32%
FT Vest U.S. Equity Deep Buffer ETF – March (DMAR)	13.07%	12.22%
FT Vest Nasdaq-100® Buffer ETF – March (QMAR)	20.86%	19.96%
FT Vest Emerging Markets Buffer ETF – March (TMAR)	29.55%	28.60%
FT Vest International Equity Moderate Buffer ETF – March (YMAR)	15.82%	14.93%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – March (XMAR)	12.22%	11.37%
FT Vest U.S. Equity Moderate Buffer ETF – March (GMAR)	14.10%	13.26%
FT Vest U.S. Equity Equal Weight Buffer ETF – March (RSMR)	17.80%	16.95%

Please Keep this Supplement with your Fund Prospectus for Future Reference